UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 9, 2013

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10948	59-2663954
(State or other jurisdiction of incorporation or organization)	Commission File number	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, Florida	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF DISPOSITION OF ASSETS

On July 9, 2013, Office Depot, Inc. (the “Company”) closed the previously announced transaction contemplated by the Stock Purchase and Transaction Agreement (the “Agreement”), dated as of June 3, 2013, by and among the Company, its wholly-owned subsidiary, Office Depot Delaware Overseas Finance No. 1, LLC, Grupo Gigante, S.A.B. de C.V. (“Gigante”), and its subsidiary, Hospitalidad y Servicios Especializados Gigante, S.A. de C.V. (“Gigante Sub”). The transaction results in the divesture of the Company’s entire interest in Office Depot de México, S.A. de C.V. (“ODM”) to Gigante and Gigante Sub. Prior to the transaction, the Company owned a 50% stake in ODM. The aggregate purchase price for the transaction was MXN$8,777,360,000 (approximately US$680 million on the closing date).

In connection with the transaction, on July 9, 2013 the Company and ODM entered into a brand license agreement, pursuant to which the Company will provide to ODM (i) an exclusive license, to use certain intellectual property of the Company, including the Office Depot trademark, royalty free and for no additional consideration, within Mexico and certain other countries in Latin America (the “Territory”) for an initial period of fifteen years, renewing automatically for successive fifteen year terms, unless earlier terminated, and (ii) an exclusive license to use certain other trademarks of the Company within the Territory for three years, with such license becoming non-exclusive after expiration of the three year period. ODM and its authorized sublicensees must comply with certain quality control requirements relating to the quality of the goods and services offered and the way in which the licensed marks are used.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the Company’s press release dated July 9, 2013.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

2.1 Stock Purchase and Transaction Agreement, dated as of June 3, 2013, by and among Office Depot, Inc., Office Depot Delaware Overseas Finance No. 1, LLC, Grupo Gigante, S.A.B. de C.V. and Hospitalidad y Servicios Especializados Gigante, S.A. de C.V.

99.1 Press Release of Office Depot, Inc. dated July 9, 2013.

99.2 Unaudited Pro Forma Financial Information for the period ended March 31, 2013 (incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K filed on June 7, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date: July 15, 2013	By:	/S/ ELISA D. GARCIA C.
Elisa D. Garcia C.
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

2.1 Stock Purchase and Transaction Agreement, dated as of June 3, 2013, by and among Office Depot, Inc., Office Depot Delaware Overseas Finance No. 1, LLC, Grupo Gigante, S.A.B. de C.V. and Hospitalidad y Servicios Especializados Gigante, S.A. de C.V.

99.1 Press Release of Office Depot, Inc. dated July 9, 2013.

99.2 Unaudited Pro Forma Financial Information for the period ended March 31, 2013 (incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K filed on June 7, 2013).

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